                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported) - SEPTEMBER 15, 2004




                                  ALLETE, INC.
            (Exact name of Registrant as specified in its charter)

       MINNESOTA                       1-3548                     41-0418150
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                           30 WEST SUPERIOR STREET
                         DULUTH, MINNESOTA 55802-2093
         (Address of principal executive offices, including zip code)

                                (218) 279-5000
             (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written  communications  pursuant  to Rule 425 under the  Securities Act (17
    CFR 230.425)
/ / Soliciting  material  pursuant  to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

Reference is made to the 2003 Form 10-K of ALLETE, Inc. (ALLETE or Company) for background information on the following update.


Ref. Form 10-Q for the quarter ended June 30, 2004, Page 25 - Fifth Paragraph

On September 15, 2004 Minnesota Power, a division of ALLETE, filed an integrated resource plan with the Minnesota Public Utilities Commission detailing the Company's retail energy demand projections and its energy sourcing options to meet the projected demand. ALLETE's September 16, 2004 press release regarding this information is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.


Ref. Form 8-K dated and filed August 25, 2004

On August 24, 2004 ALLETE's Board of Directors approved a one-for-three reverse stock split of ALLETE's common stock. The effective date of the reverse stock split will be 12:00 p.m. Eastern Time on September 20, 2004.

As a result of the reverse stock split, the remaining number of shares of ALLETE's common stock registered under the Securities Act of 1933, as amended, under the Company's registration statements listed below will be adjusted in proportion to the one-for-three reverse stock split.

1. Registration Statement No.333-02109 (relating to Invest Direct, the Company's direct stock purchase and dividend reinvestment plan).
2. Registration Statement No. 333-41882 (relating to the Company's shelf registration).
3. Registration Statement No. 333-57104 (relating to the Company's omnibus shelf registration).
4. Registration Statement No. 333-105225 (relating to the ALLETE and Affiliated Companies Employee Stock Purchase Plan).
5. Registration Statement No. 333-110740 (relating to the Minnesota Power and Affiliated Companies Retirement Savings and Stock Ownership Plan).
6. Registration Statement No. 333-16463 (relating to the Company's Executive Long-Term Incentive Compensation Plan).
7. Registration Statement No. 333-82901 (relating to the Company's Executive Long-Term Incentive Compensation Plan).
8. Registration Statement No. 333-91348 (relating to the Company's Executive Long-Term Incentive Compensation Plan).
9. Registration Statement No. 333-16445 (relating to the Company's Director Long-Term Stock Incentive Plan).

                   ALLETE Form 8-K dated September 16, 2004                    1

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Exhibits

    Exhibit
    Number
    -------
       99   -   ALLETE  News  Release  dated  September  16, 2004  regarding  an
                Integrated   Resource  Plan  filed  with  the  Minnesota  Public
                Utilities Commission.



                             ----------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

2                  ALLETE Form 8-K dated September 16, 2004

                             SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond our control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

- ALLETE's ability to successfully implement our strategic objectives, including the completion and impact of the planned spin-off of our Automotive Services business;
-  war and acts of terrorism;
- prevailing governmental policies and regulatory actions, including those of the United States Congress, Canadian federal government, state and provincial legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various county regulators and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as vehicle-related laws, including vehicle brokerage and auction laws;
- unanticipated effects of restructuring initiatives in the electric and automotive industries;
-  economic and geographic factors, including political and economic risks;
-  changes in and compliance with environmental and safety laws and policies;
-  weather conditions;
-  natural disasters;
-  market factors affecting supply and demand for used vehicles;
-  wholesale power market conditions;
-  population growth rates and demographic patterns;
- the effects of competition, including competition for retail and wholesale customers, as well as sellers and buyers of vehicles;
-  pricing and transportation of commodities;
-  changes in tax rates or policies or in rates of inflation;
-  unanticipated project delays or changes in project costs;
-  unanticipated changes in operating expenses and capital expenditures;
-  capital market conditions;
-  competition for economic expansion or development opportunities;
-  ALLETE's ability to manage expansion and integrate acquisitions; and
- the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7 under the heading "Factors that May Affect Future Results" beginning on page 46 of ALLETE's 2003 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2003 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

                   ALLETE Form 8-K dated September 16, 2004                    3

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  ALLETE, Inc.




September 16, 2004                             James K. Vizanko
                               -------------------------------------------------
                                               James K. Vizanko
                               Senior Vice President and Chief Financial Officer







4                  ALLETE Form 8-K dated September 16, 2004

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------



  99  -  ALLETE News Release dated  September 16, 2004  regarding  an Integrated
         Resource Plan filed with the Minnesota Public Utilities Commission.



                ALLETE Form 8-K dated September 16, 2004